EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION


Name: Schafer Brothers LLC

Address: 598 Madison Avenue New York,  NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Noven Pharmaceuticals Inc. [ NOVN ]

Date of Event requiring statement: January 16, 2009




/s/ Oscar S. Schafer
----------------------------
Oscar S. Schafer
Senior Managing Member

EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION


Name: Mr. Oscar S. Schafer

Address: 598 Madison Avenue New York,  NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Noven Pharmaceuticals Inc.  [ NOVN ]

Date of Event requiring statement: January 16, 2009




/s/ Oscar S. Schafer
--------------------------
Oscar S. Schafer

EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION


Name: Mr. Andrew Goffe

Address: 598 Madison Avenue New York,  NY 10022

Designated Filer: O.S.S. Capital Management LP

Issuer and Ticker Symbol: Noven Pharmaceuticals Inc.  [ NOVN ]

Date of Event requiring statement: January 16, 2009




/s/ Andrew J. Goffe
---------------------------
Andrew J. Goffe